Exhibit 99.1

                              FORBEARANCE AGREEMENT

      FORBEARANCE AGREEMENT, dated as of November 11, 2002 (this "Forbearance Agreement"), among TRENWICK AMERICA CORPORATION ("Trenwick America"), TRENWICK HOLDINGS LIMITED (the "Account Party"), the lending institutions party to the Credit Agreement referred to below (each a "Bank," and collectively, the "Banks"), and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"), the Guarantors and Pledgors. All capitalized terms used herein and not otherwise defined herein shall have the meaning provided such terms in the Credit Agreement referred to below.

                                   BACKGROUND

      WHEREAS, Trenwick America, the Account Party, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of November 24, 1999 and Amended and Restated as of September 27, 2000 (as amended, modified and supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, Trenwick Group Ltd. ("Holdings") and the Administrative Agent are parties to the Holdings Guaranty, dated as of September 27, 2000 (as amended, modified and supplemented to, but not including, the date hereof, the "Holdings Guaranty");

      WHEREAS, in accordance with the Credit Agreement, Letters of Credit were issued at the request of the Account Party for the benefit of Lloyd's in an aggregate Stated Amount of $230,000,000, $225,874,000 of which are currently outstanding;

      WHEREAS, Holdings has informed the Banks that (i) it is not in compliance with Section 4.14 for the Holdings Guaranty as of the Forbearance Agreement Effective Date and (ii) it will continue to be out of compliance with such Section through at least the Forbearance Termination Date;

      WHEREAS, Holdings has informed the Banks that (i) it is not in compliance with Section 4.16 for the Holdings Guaranty as of the Forbearance Agreement Effective Date and (ii) it will continue to be out of compliance with such Section through at least the Forbearance Termination Date;

      WHEREAS, Holdings has informed the Banks of the occurrence of an event specified in Section 9.11 of the Credit Agreement;

      WHEREAS, the events described in the immediately preceding three paragraphs above are collectively referred to as the "Events" and each is individually referred to as an "Event." Each Event constitutes an Event of Default under the Credit Agreement;

      WHEREAS, Holdings has informed the Banks that it may not be in compliance with Section 4.15 of the Holdings Guaranty during the period from the Forbearance Agreement Effective Date to the Forbearance Termination Date;

      WHEREAS, to the extent a Default or Event of Default occurs due the occurrence of the event in the immediately preceding paragraph, such Default or Event of Default shall constitute an "Event" under this Forbearance Agreement; and

      WHEREAS, in order to provide Holdings, the Account Party and the other Guarantors with a period of time within which to develop a plan to address the Events and restructure the Obligations, Holdings, the Account Party and the other Guarantors have requested that the Banks forbear from exercising their rights and remedies under the Credit Documents as a result of the occurrence of the Events. Subject to the terms and conditions of this Forbearance Agreement, the Banks have agreed to this request.

                                    AGREEMENT

      NOW THEREFORE, incorporating the section in this Forbearance Agreement captioned "Background" above, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, subject to the satisfaction of Article III hereof, the Administrative Agent, the Collateral Agent, the Banks and the Credit Parties agree as of the date hereof (the "Forbearance Agreement Effective Date") as follows:

                                   ARTICLE I

                         ACKNOWLEDGMENTS AND AGREEMENTS

      1.1 Acknowledgment of Existing Events; Existing Credit Documents. The Credit Parties acknowledge and agree that: (a) the Events are material in nature and constitutes Events of Default and (b) the Credit Documents are legal, valid and binding obligations of the Credit Parties enforceable against the Credit Parties in accordance with their terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law. The Credit Parties further acknowledge and agree that, as a result of the Events, the Banks are entitled to, among other things, exercise all rights and remedies under the Credit Documents, applicable law or otherwise, including to (i) declare the Total Unutilized L/C Commitment terminated and (ii) direct the Account Party to pay to the Administrative Agent, cash, cash equivalents and/or marketable securities to be held as security for the Account Party's reimbursement obligations in respect of all the Letters of Credit then outstanding, equal to the Stated Amount of all Letters of Credit at such time.

      1.2 Acknowledgment of Current Outstanding Obligations. As of the Forbearance Agreement Effective Date, the Credit Parties acknowledge and agree that the aggregate Stated Amount of all the Letters of Credit at this time is $225,874,000 and that they are indebted to the


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

Administrative Agent and the Banks for all of the reimbursement and indemnity obligations in connection therewith, plus accrued but unpaid fees, plus the costs and expenses associated with the Obligations (which includes, without limitation, the fees, costs and expenses in connection with, and required under, the Retention Agreements (as defined below) pursuant to Section 13.01 of the Credit Agreement) and/or in connection with the occurrence of the Events, incurred by the Administrative Agent and/or the Banks, to the extent reimbursement of which is provided for in the Credit Documents but has not yet been made (the foregoing amounts are hereafter collectively referred to as the "Current Outstanding Obligations") all without offset, counterclaims or defenses of any kind. Nothing contained herein shall alter, amend, modify or extinguish the obligation of the Account Party or the Guarantors to repay the Current Outstanding Obligations or any other Obligations pursuant to the terms of the Credit Documents, and neither this Forbearance Agreement nor any of the other documents related hereto constitutes a novation or modification of any of the Credit Documents.

      1.3 Acknowledgment of Liens and Priority. Pursuant to the Credit Documents and except as specifically set forth therein, the Collateral Agent, for the benefit of the Secured Creditors, holds first priority, perfected security interests in and liens upon all of the Collateral, wherever located, including all Collateral now owned or hereafter acquired, and as more specifically described in the Credit Documents. Holdings and LaSalle Re Holdings will, and each will cause its Subsidiaries to, as promptly as possible, take all actions and execute all documents requested by the Collateral Agent in regard to such security interests and liens as required by the Credit Documents. Such security interests and liens secure all of the Obligations (as defined in the Pledge Agreement), including, without limitation, the Current Outstanding Obligations.

      1.4 Reaffirmation of Security Interests. The Credit Parties acknowledge and agree that Collateral pledged, assigned, conveyed, hypothecated or transferred to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Credit Documents constitute (and shall continue to constitute) collateral security for all of the Obligations (as defined in the Pledge Agreement), including, without limitation, the Current Outstanding Obligations to the extent set forth in the Pledge Agreement. Each Pledgor hereby respectively reaffirms its prior conveyance to the Collateral Agent for the benefit of the Administrative Agent and/or the Secured Creditors of a continuing security interest in and lien on the Collateral described in each instrument conveying such security interest.

      1.5 Reaffirmation of the Guaranties. The Guarantors reaffirm their obligations under the Guaranties and acknowledge and agree that the Guaranties remain in full force and effect.

                                   ARTICLE II

                                   FORBEARANCE

      2.1 Forbearance Period. Subject to the terms and conditions of this Forbearance Agreement, and without waiving the Events or other Defaults or Events of Default that may now exist, the Banks agree to forbear from enforcing their rights or remedies pursuant to the Credit Documents, applicable law or otherwise solely because of the Events until the earliest to occur of


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

the following (the "Forbearance Termination Date"): (i) November 22, 2002, (ii) the occurrence of any Default or Event of Default under the Credit Documents (other than the Events), (iii) the occurrence of any Forbearance Event of Default (as defined below), (iv) the exercise of any rights or taking of any action by other party other than the Banks against Holdings or its Subsidiaries by any party to any loan or credit agreement or other document evidencing a debt in excess of $5,000,000 individually or in the aggregate for Holdings and its Subsidiaries or other material obligation, in each case, to which Holdings or its Subsidiaries is party or (v) the taking of any action by Holdings or any Subsidiary thereof which the Required Banks reasonably consider to be materially adverse to the interests of the Banks.

      2.2 Proceeds. (a) Until the date which is five Business Days after the Forbearance Termination Date, Holdings shall not, and shall not permit any of its Subsidiaries to, pay, distribute by way of dividend or otherwise, loan, advance, disburse, pledge or hypothecate any cash, cash equivalents or securities (the "LaSalle Collateral") of LaSalle Re Holdings Limited ("LaSalle Holdings") or LaSalle Re Limited ("LaSalle Re" and, together with LaSalle Holdings, the "LaSalle Entities") (including, but is not limited to, any proceeds (the "Endurance Proceeds") received, or to be received, by, or on behalf of, the LaSalle Entities in connection with the sale (the "LaSalle Sale") pursuant to the Quota Share Retrocession Agreement, dated May 16, 2002, by and between LaSalle Re and Endurance Specialty Insurance Ltd. (the "LaSalle Sale Agreement")), other than (i) payments for past claims required under the LaSalle Sale Agreement, (ii) the payment of ordinary and usual operating expenses of the LaSalle Entities in the ordinary course of business and (iii) the payment of a dividend of $60,000,000 from LaSalle Re to LaSalle Holdings; provided that to the extent such dividend or any portion thereof is paid, such payment or payments shall be deposited in a cash collateral account in a manner satisfactory to the Administrative Agent in order to protect the security interests of the Secured Creditors and shall be maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors (collectively, the "Specified Payments"). On the Forbearance Effective Date, the LaSalle Entities maintain cash, cash equivalents and securities of approximately $282,000,000, of which approximately $142,000,000 is the LaSalle Collateral. For the purposes of this Article II.2.2(a), Endurance Proceeds shall include, but not be limited to, any surplus increase or increase in capital at LaSalle Holdings and LaSalle Re in connection with the LaSalle Sale.

      (b) Until the date which is five Business Days after the Forbearance Termination Date, Holdings shall not, and shall not permit any of its Subsidiaries to, pay, distribute by way of dividend or otherwise, loan, advance, disburse or pledge or hypothecate the proceeds (the "Cat E Put Proceeds") received from the issuance of the Cat E Put Securities, which amount shall not be less than approximately $40,000,000 as of the Forbearance Agreement Effective Date.

      (c) Holdings hereby represents and agrees that on the date hereof, (i) Holdings holds all right, title and interest in the Cat E Put Proceeds, which are maintained by Holdings in accounts at certain financial institutions (the "Specified Holdings Accounts"), (ii) the Cat E Put Proceeds are not subject to restrictions or set off other than in accordance with the terms of the account agreements entered into with respect to the Specified Holdings Accounts which agreements are listed on Annex I hereto and have been delivered to the Administrative Agent,


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

and (iii) that until the date which is five Business Days after the Forbearance Termination Date, the Cat E Put Proceeds shall remain in the Specified Holdings Accounts.

      (d) LaSalle Holdings hereby represents and agrees on behalf of LaSalle Re that on the date hereof, (i) LaSalle Re holds all right, title, and interest in the LaSalle Collateral which is maintained by LaSalle Re in accounts at certain financial institutions (the "Specified LaSalle Accounts"), (ii) the LaSalle Collateral is not subject to restrictions or set off other than in accordance with the terms of the account agreements entered into with respect to the Specified LaSalle Accounts which agreements are listed on Annex I hereto and have been delivered to the Administrative Agent and (iii) that until the date which is five days after the Forbearance Termination Date, the LaSalle Collateral shall remain in the Specified LaSalle Accounts other than for Specified Payments.

      (e) Holdings hereby acknowledges that it desires to use the LaSalle Collateral and the Cat E Put Proceeds to deposit funds at Lloyd's solely to satisfy the Account Party's solvency deficit at Lloyd's for the 2000 and earlier years of account (the "Lloyd's Solvency Deficit"). Holdings hereby agrees that, until the date which is five Business Days after the Forbearance Termination Date, it shall not, and shall not permit its Subsidiaries to, use the LaSalle Collateral or the Cat E Put Proceeds for any purpose whatsoever other than, with the consent of the Required Banks, to deposit funds at Lloyd's for the Lloyd's Solvency Deficit.

      2.3 Advances, Payments, etc. Until the Forbearance Termination Date, Holdings shall not, and shall not permit any of its Subsidiaries to, (i) make any payments of interest or principal, advances or distributions in respect of any loan, credit agreement, note, mortgage or loan document, (ii) incur any indebtedness, including, without limitation, executing any guarantees, or have any letters of credit issued on its behalf (other than the Chubb security deposit on substantially the same terms contained in the Summary of Indicative Terms and Conditions, Underwriting and Reinsurance Agreement, dated October 25,
2002), or (iii) take any action that will result in, or require the creation or imposition of, any lien or encumbrance on any of the respective properties, other than in the case of clauses (i), (ii) and (iii) above, such payments, indebtedness and liens that are permitted by the Credit Agreement and will not be adverse to the interests of the Banks in any material respect.

      2.4 Discussions with Lloyd's. Holdings hereby agrees that the Administrative Agent, and/or one or more Banks at the invitation of the Administrative Agent, the Administrative Agent's advisors, may meet with, or have access to, Lloyd's together with Holdings and/or subsidiary thereof to discuss matters relating to the restructuring of the Obligations and any other matters deemed reasonably necessary by the Administrative Agent. The initial meeting with Lloyd's shall take place or occur within 14 days of the Forbearance Agreement Effective Date.

      2.5 Financial Statements. The Guarantors shall provide to the Banks within 5 days of the Forbearance Agreement Effective Date a consolidating balance sheet as of September 30, 2002 in a form reasonably satisfactory to the Administrative Agent showing in reasonable detail the assets, liabilities, and contingent liabilities of the Credit Parties and LaSalle Re Limited.


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

      2.6 Continuing Obligations. Holdings will, and will cause its Subsidiaries to, continue to cooperate and work in good faith with the Administrative Agent, the Banks and their counsel and financial advisors, and to continue to allow the Banks, their counsel and financial advisors access to the financial and other information and any documentation reasonably requested relating to the restructuring of the Obligations as promptly as practicable; provided that such information and documentation in connection therewith remains subject to the confidentiality obligations set forth in Section 5.11 of the Holdings Guaranty.

      2.7 Termination of the Total Unutilized L/C Commitment. The Required Banks hereby confirm, and the Credit Parties hereby acknowledge, that the Total Unutilized L/C Commitment will be terminated in its entirety as of the Forbearance Agreement Effective Date.

      2.8 Confidential Communications. Holdings hereby confirms that it will, and will cause its Subsidiaries to, waive the confidentiality of any information between and among Holdings and its Subsidiaries on the one hand and the Banks on the other hand to permit the Banks to communicate such information between and among the Banks to the extent the Banks deem necessary; provided that such information and any documentation in connection therewith remains subject to the confidentiality obligations set forth in Section 5.11 of the Holdings Guaranty.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

      The obligations of the Administrative Agent, the Collateral Agent and the Banks under this Forbearance Agreement and the occurrence of the Forbearance Agreement Effective Date are subject to the receipt by the Administrative Agent of the following:

      (a) this Forbearance Agreement duly executed by each Credit Party and the Required Banks;

      (b) the Agreement between White & Case LLP ("White & Case") and Holdings, dated as of October 29, 2002 with respect to the retention of Elliston, LLC and Elliston (UK) Ltd., (collectively "Elliston") duly executed by White & Case and Holdings and Holdings having delivered to Elliston the retainer agreed to by Holdings in the amount of $150,000 (such agreement, the "Elliston Retention Agreement"); and

      (c) the Agreement between White & Case and Holdings, dated as of October 29, 2002, for the retention of White & Case duly executed by White & Case and Holdings and Holdings having delivered to White & Case the retainer agreed to by Holdings in the amount of $150,000 (such agreement, the "W&C Retention Agreement," and together with the Elliston Retention Agreement, the "Retention Agreements") .

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      To induce the Administrative Agent, and the Banks to enter into this Forbearance Agreement and as consideration for the terms and conditions contained herein, each Credit Party, jointly and severally, makes the following representations and warranties to the Administrative Agent and the Banks, each and all of which shall survive the execution and delivery of this Forbearance Agreement and all of the other documents executed in connection herewith:

      4.1 Organization. (a) Each Credit Party is a corporation duly organized and validly existing and in good standing (where applicable) under the laws of the jurisdiction of its organization, and is duly authorized to do business and is duly qualified as a foreign corporation in all jurisdictions wherein the nature of its businesses or properties make such qualification necessary except where the failure to be so qualified is not reasonably likely to have a Material Adverse Effect, and has the corporate power and authority to own its respective properties and to carry on its respective businesses as now conducted; and

      (b) Each Credit Party has the requisite corporate power and authority to deliver and perform this Forbearance Agreement and Holdings has the requisite corporate power and authority to deliver and perform the Retention Agreements.

      4.2 Authorization; Valid and Binding Agreement. All corporate action required to be taken by the Credit Parties and their respective officers, directors and stockholders of the Credit Parties for the authorization, execution, delivery and performance of this Forbearance Agreement and the Retention Agreements have been taken. Each person executing this Forbearance Agreement on behalf of the Credit Parties is an authorized officer of such Credit Party. This Forbearance Agreement is, and the Retention Letters are, legal, valid and binding obligations of the Credit Parties which are parties thereto, enforceable against each such party in accordance with their respective terms except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

      4.3 Third Party Consents. The execution, delivery and performance, by the Credit Parties of this Forbearance Agreement, and by Holdings of the Retention Agreements will not:

      (a) require any consent or approval of any Person which has not been obtained prior to, and which is not in full force and effect as of, the date of this Forbearance Agreement;

      (b) result in the breach of, default under, or cause the acceleration of any obligation owed under any loan, credit agreement, note, security agreement, lease indenture, mortgage, loan document or other agreement by which any of them are bound or affected; or

      (c) result in, or require the creation or imposition of, any lien or encumbrance on any of their respective properties other than those liens or security interests in favor of the Banks;

except where the failure to obtain such consents or approvals, breaches, defaults, accelerations, liens or encumbrances is not reasonably likely to have a Material Adverse Effect.

      4.4 No Defaults or Events of Default. No Default or Event of Default under the Credit Agreement exists on the Forbearance Agreement Effective Date (other than the Events).

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

      It shall constitute an immediate event of default under this Forbearance Agreement (a "Forbearance Event of Default"), if any Credit Party fails to perform or observe any covenant, term, agreement or condition in this Forbearance Agreement or the Retention Agreements or any representation or warranty made in this Forbearance Agreement or the Retention Agreements proves to be incorrect in any material respect. The Credit Parties specifically agree that, upon and at any time after the Forbearance Termination Date, the Banks, upon written notice to Holdings (although no notice shall be required in the case of an Event of Default under Section 9.05 of the Credit Agreement), may, in their sole discretion, exercise or enforce any or all of their rights and remedies under this Forbearance Agreement, the Retention Agreements, the Credit Documents, and/or applicable law, against the Account Party, the Guarantors or any other Person.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 Submission to Jurisdiction; Selection of Forum; Judicial Proceeding. Each of the parties hereto agrees that the provisions of Section 13.08 of the Credit Agreement shall be incorporated herein by reference and shall apply to any action with respect to this Forbearance Agreement as if fully set forth herein.

      6.2 Cooperation; Other Documents. At all times following the execution of this Forbearance Agreement, the Credit Parties shall execute and deliver to the Banks and the Administrative Agent, or shall cause to be executed and delivered to the Banks and the Administrative Agent, and shall do or cause to be done all such other acts and things as the Banks and the Administrative Agent may reasonably deem to be necessary or desirable to assure the Administrative Agent and the Banks of the benefit of this Forbearance Agreement and the documents comprising or relating to this Forbearance Agreement. This Forbearance Agreement is a Credit Document.

      6.3 Remedies Cumulative; No Waiver. The respective rights, powers and remedies of the Administrative Agent and the Banks in this Forbearance Agreement and in the other Credit Documents are cumulative and not exclusive of any right, power or remedy provided in the Credit Documents, by law or equity and no failure or delay on the part of the

Administrative Agent or the Banks in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Other than as set forth in
Section 2.1 of this Forbearance Agreement, nothing contained in this Forbearance Agreement or in any prior communications between or among the Credit Parties, the Administrative Agent and the Banks shall constitute a waiver or modification of any rights or remedies that the Administrative Agents or the Banks may have under the Credit Documents and applicable law. The Administrative Agent and the Banks expressly reserve and preserve all of their rights and remedies available to them under the Credit Documents, applicable law or otherwise.

      6.4 Notices. Each of the parties hereto agree that the provisions of
Section 13.03 of the Credit Agreement shall be incorporated herein by reference and shall apply to any action with respect to this Forbearance Agreement as if fully set forth herein.

      6.5 Restructuring Negotiations. The parties hereto have informed the each other of their desire to restructure the Obligations owing to the Banks. In connection with any such restructuring, the parties hereto hereby acknowledge that (i) discussions among the Credit Parties, the Administrative Agent and the Banks do not evidence an agreement on the part of the parties hereto to modify or restructure the Obligations, (ii) any discussions, questions or comments posed or made by any of the parties hereto or their staff, consultants or advisors during any discussions or meetings should not be considered by the parties hereto to be a binding commitment by any of the parties hereto to accede to any requests or proposals made by any of the parties hereto during any such discussions or meetings, (iii) even if any understanding in principle is reached on the terms of a proposed restructuring of the Obligations at any time, none of the parties hereto shall be legally bound until the appropriate approval authority of such parties has approved such proposed restructuring, and until all requisite parties have signed definitive documents evidencing such restructuring, and (iv) any discussions concerning the terms of a proposed restructuring shall in no way invalidate, nullify or waive any party's rights and remedies under the Credit Documents or signify the Administrative Agent's or the Banks' agreement to postpone the exercise of any of their respective remedies under the Credit Documents. The parties contemplate that these discussions may be lengthy and complex and that while the parties may reach agreement on one or more preliminary matters that are part of the disputes and issues that they are trying to resolve, the parties agree that none of them shall be bound by any agreement until said agreement has been reduced to a written agreement and signed by each of the requisite parties. Thus, no party can rely upon (i) any understanding or agreement which is not reduced to a written agreement and signed or (ii) the existence of the negotiations.

      6.6 Survival of Representations and Warranties. All representations and warranties of the Credit Parties contained in this Forbearance Agreement and in the Retention Agreements shall survive the execution of this Forbearance Agreement and the Retention Agreements, as the case may be, and are material and have been or will be relied upon by the Administrative Agent and the Banks, notwithstanding any investigation made by any person, entity or organization on the Administrative Agent's or the Banks' behalf. No implied representations or warranties are created or arise as a result of this Forbearance Agreement or Retention Agreements.


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

      6.7 Governing Law. This Forbearance Agreement shall be construed in accordance with and governed by the internal laws of the State of New York without reference to conflict of laws principles.

      6.8 Amendment and Waiver. No amendment of this Forbearance Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by the Credit Parties and the Required Banks.

      6.9 Successors and Assigns. This Forbearance Agreement and the other Credit Documents (i) shall be binding upon the Administrative Agent, the Banks and the Credit Parties, and their respective heirs, nominees, successors and assigns, and (ii) shall inure to the benefit of the Administrative Agent, the Banks and the Credit Parties, and their respective heirs, nominees, successors and assigns; provided, however, that no Credit Party may assign any rights hereunder or any interest herein without obtaining the prior written consent of the Required Banks, and any such assignment or attempted assignment without such prior written consent of the Required Banks shall be void and of no effect with respect to the Administrative Agent and the Banks.

      6.10 Severability of Provisions. Any provision of this Forbearance Agreement that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Forbearance Agreement are declared to be severable.

      6.11 Counterparts. This Forbearance Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original (including if delivered by facsimile transmission), but all such counterparts shall together constitute one and the same Forbearance Agreement.

                                      * * *


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

      IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                   TRENWICK GROUP LTD.,
                                   in its capacity as a Guarantor and Pledgor

                                   By /s/ W. Marston Becker
                                      ----------------------------------------
                                      Name:  W. Marston Becker
                                      Title: Acting Chairman &
                                             Acting Chief Executive Officer


                                   TRENWICK AMERICA CORPORATION,
                                   in its capacity as the Borrower and Guarantor

                                   By /s/ David Finkelstein
                                      ----------------------------------------
                                      Name:  David Finkelstein
                                      Title: Vice President & Treasurer


                                   TRENWICK HOLDINGS LIMITED,
                                   in its capacity as the Account Party

                                   By /s/ Alan L. Hunte
                                      ----------------------------------------
                                      Name: Alan L. Hunte
                                      Title: Director


                                   LASALLE RE HOLDINGS LIMITED,
                                   in its capacity as a Guarantor and Pledgor

                                   By /s/ John V. Del Col
                                      ----------------------------------------
                                      Name: John V. Del Col
                                      Title: Director

                                   NAME OF BANK:


                                   By /s/
                                      ----------------------------------------
                                      Name:
                                      Title:

                                                                         ANNEX I

                               ACCOUNT AGREEMENTS